Supplement, dated October 31, 2005,
                      to the Prospectus, dated May 2, 2005,
                                       of
                  Seligman Time Horizon/Harvester Series, Inc.

Effective October 31, 2005, all references within the Prospectus of Seligman Time Horizon/Harvester Series, Inc. (the "Series") to "Seligman High-Yield Bond Series" and "Seligman U.S. Government Securities Series," each an Underlying Fund, are hereby changed to "Seligman High-Yield Fund" and "Seligman U.S. Government Securities Fund", respectively. In addition, below, with respect to each of the above-mentioned Underlying Funds, you will find changes to their respective investment objective(s) and primary investments, as well as revised disclosure about the risks of these Underlying Funds. All changes described herein are effective as of October 31, 2005.

In addition, there are changes described in a Supplement, dated October 31, 2005, to the Series' Statement of Additional Information, dated May 2, 2005, in respect of the above-mentioned Underlying Funds' fundamental investment restrictions, among other information.

In response to the question, "Q: How does each Fund benefit from the Manager's research?" (beginning on page 17 of the Prospectus), all references to "high-yield bond(s)" are hereby changed to "high-yield securities."

Under the caption entitled "The Underlying Funds -- Investment Objectives and Principal Strategies of the Underlying Funds" (beginning on page 26 of the Prospectus), the Investment Objective(s) and Primary Investments of each of Seligman High-Yield Bond Series (now, Seligman High-Yield Fund) and Seligman U.S. Government Securities Series (now, Seligman U.S. Government Securities
Fund) are hereby superseded and replaced as follows:

                                   INVESTMENT                               PRIMARY
UNDERLYING FUND                    OBJECTIVE(S)                             INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Seligman High-Yield Fund           High  level of  current  income and      Non-investment     grade,     high-yield
                                   may  also  consider  the  potential      securities  (many of which are  commonly
                                   for      capital       appreciation      known as "junk bonds").
                                   consistent with prudent  investment
                                   management.

Seligman U.S. Government           High   level  of   current   income      U.S.  Government  Securities  which  are
Securities Fund                    consistent with prudent  investment      debt securities  issued or guaranteed by
                                   risk.                                    the U.S.  government,  its  agencies  or
                                                                            instrumentalities,      or     government
                                                                            sponsored  enterprises.  These securities
                                                                            may or  may  not be  backed  by the  full
                                                                            faith and credit of the U.S. government.

The following two changes relate to the information contained under the caption entitled "The Underlying Funds -- Principal Risks of the Underlying Funds -- Fixed-Income-Related Risks":

(i) The second paragraph under the sub-heading "Interest-Rate Risk" on page 31 of the Prospectus is hereby superseded and replaced as follows:

Additionally, when interest rates are falling, the inflow of new money into each of these Underlying Funds from their sale of shares will likely be invested in securities producing lower yields than the balance of the Underlying Fund's assets, reducing the current yield of the Underlying Fund. In periods of rising interest rates, the opposite may be true. Seligman U.S. Government Securities Fund may invest in securities that are not guaranteed by the U.S. Government. These securities may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest. The U.S. Government Securities Fund may also invest in securities backed by the full faith and credit of the U.S. government. These securities in which the Underlying Fund invests are considered among the safest of fixed-income investments. However, the market value of such securities (and the market value of those securities not guaranteed by the U.S. government), like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. Additionally, its yield will vary based on the yield of its portfolio securities.

(ii) The sub-heading entitled "High-Yield Bonds ("Junk Bonds")" on page 32 of the Prospectus is hereby superseded and replaced with the following sub-heading, "High-Yield Securities." In addition, the information contained under this sub-heading is herby superseded and replaced with the following information:

Seligman High-Yield Fund and Seligman Investment Grade Fixed Income Fund may purchase higher-yielding, higher-risk, medium- and lower-quality securities ("High-Yield Securities") that are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. High-Yield Securities can be and have been subject to higher volatility in yield and market value than securities of higher quality. The net asset value, yield and total return of these Underlying Funds will fluctuate with fluctuations in these individual securities.

An economic downturn or a general fall in the price level (deflation) could adversely impact issuers' ability to pay interest and repay principal and could result in issuers defaulting on such payments. The value of High-Yield
Securities will be affected by market conditions relating to changes in prevailing interest rates. However, the value of these securities is also affected by investors' perceptions. When economic conditions appear to be deteriorating, these securities may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Certain High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market, economic or other conditions, the secondary market for these securities could contract further, causing these Underlying Funds difficulties in valuing and selling their securities.

                       Supplement, dated October 31, 2005,
         to the Statement of Additional Information, dated May 2, 2005, of
                  Seligman Time Horizon/Harvester Series, Inc.

Effective October 31, 2005, all references within the Statement of Additional Information ("SAI") of Seligman Time Horizon/Harvester Series, Inc. (the "Series") to "Seligman High-Yield Bond Series" and "Seligman U.S. Government Securities Series", each an Underlying Fund, are hereby changed to "Seligman High-Yield Fund" and "Seligman U.S. Government Securities Fund", respectively. In addition, below, with respect to each of the above-mentioned Underlying Funds, you will find changes resulting from the amendment or elimination of certain of these Underlying Funds' fundamental investment restrictions. All changes described herein are effective as of October 31, 2005.

In addition, there are changes described in a Supplement, dated October 31, 2005, to the Series' Prospectus, dated May 2, 2005, in respect of each of the above-mentioned Underlying Funds' investment objective(s) and primary investments, as well as revised disclosure about the risks of these Underlying Funds.

The following information supersedes and replaces the first paragraph under the caption entitled "Description of the Series and its Investments and Risks -- Investment Strategies and Risks -- Commodities and Commodity Contracts" on page 4 of the Series' SAI:

Commodities and Commodity Contracts. Each Underlying Fund, other than Seligman Cash Management Fund and Seligman Investment Grade Fixed Income Fund, may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Underlying Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder.

The following information supersedes and replaces the first paragraph under the caption entitled "Description of the Series and its Investments and Risks -- Investment Strategies and Risks -- Options" beginning on page 4 of the Series'
SAI:

Options. Each Underlying Fund (other than Seligman Cash Management Fund, Seligman High-Yield Fund, Seligman Investment Grade Fixed Income Fund, and Seligman U.S. Government Securities Fund) is permitted to purchase put options, call options, put spreads and collars, call spreads (except for the Seligman LaSalle Monthly Dividend Real Estate Fund) and to sell covered call options (i.e., where the Underlying Fund owns the underlying security). Seligman U.S. Government Securities Fund may write covered call options, purchase put options, purchase and sell options on interest rate futures, and may engage in closing transactions with respect to such options. Put options, call options, put spreads and collars and call spreads are described below.

The following information supersedes and replaces the information contained under the caption entitled "Description of the Series and its Investment and Risks -- Investment Strategies and Risks -- Rights and Warrants" on page 5 of the Series' SAI:

Rights and Warrants. Each Underlying Fund, other than Seligman Cash Management Fund, Seligman U.S. Government Securities Fund and Seligman Investment Grade Fixed Income Fund, may invest in common stock rights and warrants believed by the Manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in each Underlying Fund's investment restrictions regarding such securities.

The following information supersedes and replaces the information contained under the caption entitled "Description of the Series and its Investments and Risks -- Investment Strategies and Risks -- Other Investment Companies" on page 7 of the Series' SAI:

Other Investment Companies. Each Underlying Fund, other than Seligman Cash Management Fund and Seligman Investment Grade Fixed Income Fund, may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits an Underlying Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total  assets in other  investment  companies  overall.  An
Underlying Fund's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

If an Underlying Fund invests in other investment companies, shareholders of the Funds would bear not only their proportionate share of the expenses of the Fund and the Underlying Fund (including operating expenses and advisory fees), but also similar expenses of the other investment companies.

The following information supersedes and replaces the information contained under the caption entitled "Description of the Series and its Investments and Risks -- Investment Strategies and Risks -- Borrowing" on page 11 of the Series'
SAI:

Borrowing. Each Underlying Fund, other than Seligman Cash Management Fund, from time to time may borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, each of these Underlying Funds is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. With respect to each of these Underlying Funds other than Seligman Capital Fund, Seligman Communications and Information Fund, Seligman High-Yield Fund, Seligman Investment Grade Fixed Income Fund, Seligman LaSalle Monthly Dividend Real Estate Fund, and Seligman U.S. Government Securities Fund, the Board of
Directors/Trustees of such Underlying Funds has adopted a non-fundamental restriction under which such Underlying Fund may not borrow more than 15% of its total assets. Borrowings may be secured by a mortgage or pledge of a Fund's assets.

Seligman Cash Management Fund may borrow money only from banks for temporary purposes in an amount not to exceed 5% of the value of its total assets.

Seligman LaSalle Monthly Dividend Real Estate Fund may borrow money as provided under the 1940 Act. However, it does not intend to borrow money except that it may borrow up to 5% of its total assets for temporary purposes.

Seligman Investment Grade Fixed Income Fund may borrow from banks in an amount not to exceed 33 1/3 of the value of its total assets. The Fund may borrow up to an additional 5% of its total assets for temporary purposes.